UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 19, 2017

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Exhibit 99.1 of this Form 8-K contains the prepared remarks for IBM’s Chief Financial Officer Martin Schroeter’s fourth-quarter and full-year 2016 earnings presentation to investors on January 19, 2017.

Reconciliations of non-GAAP financial measures discussed in the earnings presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP are included as Exhibit 99.2 of this Form 8-K. The slides used in Mr. Schroeter’s fourth-quarter and full-year 2016 earnings presentation are Exhibit 99.3 to the company’s Form 8-K submitted to the SEC on January 19, 2017.

The information in this Item 7.01, including the corresponding Exhibits 99.1 and 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), with the exception of the following information from Mr. Schroeter’s prepared remarks and question and answer period of the earnings presentation, which has been edited for clarity, and shall be deemed “filed” under the Exchange Act:

•                  As part of the ongoing transformation of IBM, the company reorganized its client and commercial financing business as a wholly owned subsidiary, IBM Credit LLC. This will drive operational benefits by consolidating the operations of the financing business. This combined corporate structure will, over time, meet its funding requirements by issuing debt directly to the market, and the company expects that the entity will be able to access the capital markets later this year. The company will increase the financing business leverage from 7:1 to 9:1 – which represents an increase of about $600M in Global Financing debt.

•                  For 2017, the company expects the GAAP tax rate to be approximately 3 points lower than the operating (non-GAAP) tax rate expectation.  The company expects its operating (non-GAAP) tax rate for 2017 to be about 15%, plus or minus 3 points (excluding discrete items).

•                  The company is not relying on growth in IP income for 2017, and within guidance, it could be down year to year a bit.  However, the company has a good pool of opportunities for IP income to be the same level as 2016.

•                  The company expects free cash flow to be basically flat year over year in 2017.

•                  The company expects to grow GBS signings in the first quarter of 2017.

Forward-Looking Statements

Certain statements contained in this Form 8-K may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995.  These statements involve a number of factors that could cause actual results to differ materially.  Additional information concerning these factors is contained in the Company’s filings with the U.S. Securities and Exchange Commission (SEC). Copies are available from the SEC or from the IBM web site (www.ibm.com).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Except as noted in Item 7.01, the following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Prepared Remarks of Earnings Presentation on January 19, 2017
99.2	Non-GAAP Supplemental Materials

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 20, 2017

	By:	/s/ Stanley J. Sutula III

Stanley J. Sutula III
Vice President and Controller